                                                                    Exhibit 10.7


                                   AGREEMENT
                                   ---------

     This Agreement (the "Agreement") is made and entered into effective as of September 28, 1999, by and between Pinnacle Towers III Inc., a Florida corporation (the "Company") and Pinnacle Towers Inc., a Delaware corporation ("PT").

                                  Background

     PT owns 49 shares of Series A Convertible Preferred Stock of the Company ("Series A Preferred"). The parties hereto desire to: (a) effect the redemption of 39.2 shares of Series A Preferred (the "Preferred Shares") from PT in exchange for $39,200,000, payable in the form of a Convertible Promissory Note in the form attached hereto as Exhibit A (the "Promissory Note"); (b) modify the terms of the Series A Preferred; and (c) terminate that certain Servicing Agreement between the parties and enter into a Cost and Expense Sharing and Reimbursement Agreement, subject to the terms of this Agreement. Accordingly, in consideration of the mutual covenants and agreements contained in this Agreement, and in reliance on the representations and warranties specified below, the parties agree as follows:

                                     Terms

     1. Redemption of Preferred Shares. In exchange for the consideration set forth in Section 2 below, PT hereby transfers the Preferred Shares to the Company, and the Company hereby redeems the Preferred Shares from PT. At the time of execution of this Agreement, PT shall transfer or cause to be transferred the certificate evidencing the Preferred Shares, duly endorsed for transfer or accompanied by an appropriate stock power endorsed in blank, to the Company. The Company shall reissue or cause the reissuance of a certificate representing the remaining 9.8 shares of Series A Preferred held by PT.

     2. Purchase Price and Method of Payment. The purchase price to be paid to PT in exchange for the Preferred Shares shall be $39,200,000, payable at the time of execution of this Agreement by the delivery of the Promissory Note.

     3. Representations and Warranties of PT. PT represents and warrants to the Company that the following statements contained in this Section 3 are correct and complete as of the date of this Agreement:

          (a) Organization.  PT is duly organized, validly existing, and in good
              ------------
     standing under the laws of Delaware.

          (b) Authorization of Transaction.  PT has full power and authority to
              ----------------------------
     execute and deliver this Agreement and to perform its obligations hereunder.

     The Board of Directors of PT and Pinnacle Holdings, Inc., a Delaware corporation and sole stockholder of PT, have duly authorized the execution, delivery and performance of this Agreement, with Steven Day and Robert Wolsey abstaining. This Agreement constitutes the valid and legally binding obligation of PT, enforceable in accordance with its terms and conditions. PT need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

          (c) Noncontravention.  Neither the execution and the delivery of this
              ----------------
     Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which PT is subject or any provision of its certificate of incorporation or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which PT is a party or by which it is bound or to which any of its assets is subject.

          (d) Preferred Shares.  PT holds of record or owns beneficially the
              ----------------
     Preferred Shares, free and clear of any interests or rights of third parties and of any restrictions on transfer (other than restrictions under the Securities Act of 1933, as amended and state securities laws), taxes, mortgages, pledges, liens (other than a lien in favor of PT's lender, Bank of America, N.A.), encumbrances, charges or other security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. PT is not a party to any agreement, option, warrant, purchase right, or other contract or commitment that could require PT to sell, transfer, or otherwise dispose of the Preferred Shares. PT is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of the Preferred Shares. Upon the delivery of the Preferred Shares as contemplated by this Agreement, the Company will receive valid marketable title to the Preferred Shares free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.

     4. Representations and Warranties of the Company. The Company represents and warrants to PT that the following statements contained in this
Section 4 are correct and complete as of the date of this Agreement:

          (a) Organization.  The Company is duly organized, validly existing,
              ------------
     and with active status under the laws of Florida.

          (b) Authorization of Transaction.  The Company has full power and
              ----------------------------
     authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions. The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

          (c) Noncontravention.  Neither the execution and the delivery of this
              ----------------
     Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of its certificate of incorporation or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject.

     5. Consent to Amended and Restated Articles. PT hereby consents to the modification of the terms of the Series A Preferred as set forth in the Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit B (the "Amended and Restated Articles"), which consent is required by
Section 5(k) of the Amended and Restated Articles of the Company and deemed satisfied by PT's execution of this Agreement. The parties agree that the shares of Series A Preferred held by PT from the date of original issuance shall have the preferences, qualifications, rights and privileges set forth in the Amended and Restated Articles.

     6. Cost and Expense Sharing and Reimbursement Agreement. The parties entered into that certain Servicing Agreement, effective as of August 31, 1999, pertaining to certain services to be performed by PT on behalf of the Company. The parties hereby agree to terminate the Servicing Agreement, effective as of August 31, 1999, and enter into a Cost and Expense Sharing and Reimbursement Agreement in the form attached hereto as Exhibit C (the "Expense Sharing Agreement"), which Expense Sharing Agreement shall govern the parties' rights and obligations effective as of August 31, 1999.

     7.   Miscellaneous.

          (a) No Third-Party Beneficiaries.  This Agreement shall not confer any
              ----------------------------
     rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

          (b) Entire Agreement.  This Agreement (including the documents
              ----------------
     referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they have related in any way to the subject matter hereof.

          (c) Succession and Assignment.  This Agreement shall binding upon and
              -------------------------
     inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.

          (d) Counterparts.  This Agreement may be executed in one or more
              ------------
     counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          (e) Headings.  The section headings contained in this Agreement are
              --------
     inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (f) Notices.  All notices, requests, demands, claims, and other
              -------
     communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if delivered personally, by overnight courier service (with proof of service), by telecopy (if confirmed), or (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below the recipient's signature to this Agreement or as follows:

          If to the Company:

          Pinnacle Towers III Inc.
          1549 Ringling Boulevard, 3/rd/ Floor
          Sarasota, Florida 34236
          Attn:  Steven R. Day

          If to PT:

          Pinnacle Towers Inc.
          1549 Ringling Boulevard, 3/rd/ Floor
          Sarasota, Florida 34236
          Attn:  Ben Gaboury


          (g) Governing Law.  This Agreement shall be governed by and construed
              -------------
     in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

          (h) Amendments and Waivers.  No amendment of any provision of this
              ----------------------
     Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          (i) Severability.  Any term or provision of this Agreement that is
              ------------
     invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          (j) Construction.  Any reference to any federal, state, local, or
              ------------
     foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              PINNACLE TOWERS INC.

                              By:  _________________________________

                              Its: _________________________________



                              PINNACLE TOWERS III INC.


                              By:  _________________________________
                                   Steven R. Day, Vice President, Chief
                                   Financial Officer and Secretary

                                                                       Exhibit A

NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR THE VOTING COMMON STOCK INTO WHICH IT IS CONVERTIBLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                           PINNACLE TOWERS III INC.
                          CONVERTIBLE PROMISSORY NOTE


$39,200,000                                             ____________, __________
                                                                October __, 1999


     PINNACLE TOWERS III INC., a Florida corporation (the "Company"), the principal office of which is located at 1549 Ringling Boulevard, Third Floor, Sarasota, Florida 34236, for value received hereby promises to pay to Pinnacle Towers Inc., or its registered assigns, the sum of Thirty Nine Million Two Hundred Thousand Dollars ($39,200,000), or such lesser amount as shall then equal the outstanding principal amount hereof and any unpaid accrued interest hereon, as set forth below. The outstanding principal under this Note shall be due and payable in full within 30 days of the date demand is made therefor by the Holder. Demand under this Note shall be given by the Holder to the Company by written notice thereof in accordance with Section 11 below. Payment for all amounts due hereunder shall be made at the Company's option by either wire transfer or by mail to the registered address of the Holder.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:


          (a) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

          (b) "Holder," when the context refers to a holder of this Note, shall mean any Person who shall at the time be the registered holder of this Note.

          (c) "Person" means any individual, Company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     2. Interest. Commencing on ___________________, and on each ________________ and _________________ thereafter until all outstanding principal and interest on this Note shall have been paid in full, the Company shall pay interest at the rate of eighteen percent (18%) per annum (the "Initial Interest Rate") on the principal of this Note outstanding during the period beginning on the date of issuance of this Note and ending on the date that the principal amount of this Note becomes due and payable. In the event that the principal amount of this Note is not paid in full when such amount becomes due and payable, interest at the same rate as the Initial Interest Rate plus _____ percent (___%) shall continue to accrue on the balance of any unpaid principal until such balance is paid.

     3.   Conversion.

          3.1 Conversion. Any Holder of this Note has the right, at the Holder's option (the "Option"), at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of Section 3.2 hereof, in whole or in part, into fully paid and nonassessable shares of the Company's Voting Common Stock, par value $0.001 per share or Nonvoting Common Stock, par value $0.001 per share (the "Common Stock"), at the option of the Holder from time to time. The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount of this Note together with all accrued interest to the date of conversion elected to be converted by the Holder by the Conversion Price (as defined below) in effect at the time of such conversion. The initial Conversion Price shall be equal to $25 (the "Conversion Price").

          3.2 Notice of Conversion Pursuant to Section 3.1. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note at the office of the Company and shall give written notice to the Company at its principal corporate office of the election to convert all or a portion of the same pursuant to this Section 3 ("Notice of Conversion"), and shall state therein the amount of the Note to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.


          3.3 Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal that is not so converted, such payment to be in the form as provided below. Upon the conversion of this Note pursuant to Section 3.1 above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Common Stock to which the Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described above and a replacement Note representing any amount of the Note not converted. Upon the complete conversion of all of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder, within ten (10) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and no more.

     4. Prepayment. Prepayment of the principal of this Note is permitted, in whole or in part, without premium or penalty of any kind; provided the Company provides the Holder with thirty (30) days' prior written notice (unless notice is waived in writing by the Holder) of its intention to prepay the principal of this Note, in whole or in part, during which time the Holder may exercise the Option by delivering to the Company the Notice of Conversion.

     5.   Conversion Price Adjustments.

          5.1 Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

          5.2 Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

          5.3  Notices of Record Date, etc.  In the event of:


               (a) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other Person or any consolidation or merger involving the Company; or

               (c) Any voluntary or involuntary dissolution, liquidation or windingup of the Company, the Company will mail to the holder of this Note at least seven (7) days prior to the earliest date specified therein, a notice specifying:

                    (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                    (ii) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or windingup is expected to become effective and the record date for determining shareholders entitled to vote thereon.

          5.4 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporation action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     6.   Representations and Warranties of the Holder.

          (a) The Holder by its acceptance of this Note acknowledges that it is aware that this Note and the shares of Common Stock issuable to it by the Company upon conversion of this Note have not been registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or other jurisdiction.

          (b) The Holder warrants and represents to the Company that it has acquired this Note, and, upon conversion of the Note, it will be acquiring the Common Stock, for investment and not with a view to or for sale in connection with any distribution of this Note or such Common Stock or with any intention of distributing or selling this Note or such Common Stock.

          (c) The Holder has no right to demand that the Company register this Note or the shares of Common Stock issued or issuable under this Note.

     7.   Assignment.  Subject to the restrictions on transfer described in
Section 11 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     8. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

     9. Transfer of This Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this
Section 9 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     10. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     11. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if (and then two business days after) mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder.

     12. No Shareholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other Person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtained hereunder until, and only to the extent that, this Note shall have been converted.

     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, excluding that body of law relating to conflict of laws.

     14. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued this _____ day of ___________, 1999.



                                    PINNACLE TOWERS III INC.



                                    By_________________________________
                                        Steven R. Day, Vice President



Name of Holder: ____________

Address: ___________________

         ___________________

                                                                       Exhibit B

                             AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                      OF
                           PINNACLE TOWERS III INC.

     In accordance with Section 607.1007 of the Florida Business Corporation Act ("FBCA"), the Articles of Incorporation of Pinnacle Towers III Inc., a Florida corporation (the "Corporation"), are hereby amended and restated to read in their entirety as follows:

                               ARTICLE I.  NAME
                               ----------------

     The name of the Corporation is:

                           PINNACLE TOWERS III INC.

                             ARTICLE II.  ADDRESS
                             --------------------

     The mailing address of the Corporation is:

               1549 Ringling Boulevard
               Sarasota, Florida 34236

                    ARTICLE III.  COMMENCEMENT OF EXISTENCE
                    ---------------------------------------

     The existence of the Corporation will commence at 12:01 A.M., the date of filing of these Articles of Incorporation.

                             ARTICLE IV.  PURPOSE
                             --------------------

     The Corporation is organized to engage in any activity or business permitted under the laws of the United States and Florida.

                        ARTICLE V.  AUTHORIZED CAPITAL
                        ------------------------------

     A.   AUTHORIZED SHARES.  The total number of shares of capital stock that
          -----------------
the Corporation has authority to issue is:


          1. 1,960,440 shares of Voting Common Stock, par value $0.001 per share (the "Voting Common");
                 -------------

          2. 1,965,000 shares of Nonvoting Common Stock, par value $0.001 per share (the "Nonvoting Common"); and
                 ----------------

          3. 1,000,000 shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock").
           ---------------

     B.   COMMON STOCK.  The Voting Common and the Nonvoting Common are
          ------------
collectively referred to as the "Common Stock".  The shares may be issued from
                                 ------------
time to time as authorized by the Board of Directors of the Corporation without further approval of the shareholders of the Corporation, except as otherwise provided herein or to the extent that such approval is required by statute, law, rule or regulation. Shares of Common Stock will have the rights, preferences and limitations set forth below. Capitalized terms used and not otherwise defined in this Section B shall have the meaning set forth in Section 9.


          1.   Voting Rights.  Except as otherwise provided in this Article V or
               -------------
as otherwise required by applicable law, (a) holders of Voting Common shall be entitled to one vote per share on all matters to be voted on by the shareholders of the Corporation, and (b) holders of Nonvoting Common shall have no right to vote on any matter to be voted on by the shareholders of the Corporation, except as otherwise required by statute, law, rule or regulation.

          2.   Dividends.  As and when dividends are declared or paid thereon,
               ---------
whether in cash, property or securities of the Corporation, the holders of Common Stock shall be entitled to participate in such dividends ratably on a per share basis; provided, that (i) if dividends are declared that are payable in
             --------
shares of Voting Common or Nonvoting Common then dividends shall be payable at the same rate on each such class of Common Stock and the dividends payable in shares of Voting Common shall be payable to holders of Voting Common, and dividends payable in shares of Nonvoting Common shall be payable to holders of Nonvoting Common, and (ii) if the dividends consist of other voting securities of the Corporation, then the Corporation shall make available to each holder of Nonvoting Common, at such holder's request, dividends consisting of non-voting securities of the Corporation which are otherwise identical to such other voting securities.

          3.   Liquidation.  The holders of Common Stock shall be entitled to
               -----------
participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

          4.   Stock Splits And Stock Dividends.  If there are any shares of
               --------------------------------
Common Stock issued and outstanding, the Corporation will not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of Common Stock of one class unless the outstanding Common Stock of all the other classes will be proportionately subdivided or combined. All such subdivisions will be payable only in Voting Common only to the holders of Voting Common and in Nonvoting Common only to the holders of Nonvoting Common.

          5.   Percentage Limits.  No share of Common Stock will be sold or
               -----------------
otherwise transferred (with or without consideration) to any individual if such transfer would result in the ownership by such individual in combination with four or fewer individuals (within the meaning of Section 542(a)(2) of the Internal Revenue Code of 1986 (the "Code")) of more than fifty percent of the aggregate value of all shares of all classes of capital stock of the Corporation (the "Percentage Ownership Limit").
      --------------------------

          6.   Distributions.  Subject to any right of any holder of Preferred
               -------------
Stock to receive any distribution whether in cash, property or securities and whether by dividend, liquidation, distribution or otherwise ("Distribution"), the holders of Common Stock will be entitled to receive any Distribution ratably among such holders on the basis of the number of shares of Common Stock held by such holders.

          7.   Approval by Voting Common. So long as any Voting Common remains
               -------------------------
               outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Voting Common, the Corporation will not, nor will it permit any Subsidiary to (i) issue any Senior Securities, Pari Passu Securities or Common Stock, other than to issue up to 5,000 additional shares of Nonvoting Common in order for it, in the judgment of any officer of the Corporation, to obtain or maintain the status of the Corporation as a Real Estate Investment Trust under Section 856-860 of the Code; (ii) redeem, purchase or otherwise acquire directly or indirectly any Pari Passu Securities or Common Stock,
               (iii) sell, transfer, assign or dispose of or lease to one or more Affiliates in one or more related series of transactions or take any similar action with respect to any substantial portion of the Corporation's assets, or make any material acquisition of assets, other than pursuant to that certain Agreement for Purchase and Sale effective as of August 31, 1999, between the Corporation and Pinnacle Towers Inc., a Delaware corporation;
               (iv) Incur in excess of $100,000 in Debt for borrowed money; (v) enter into a transaction with an Affiliate of the Corporation involving consideration in excess of $10,000;
               (vi) directly or indirectly pay or declare any dividend or make any distribution upon any Pari Passu Securities or any Common Stock; or (v) Incur or suffer to exist any Lien on or with respect to any property or assets now owned or hereafter acquired to secure any Debt.

          8.   Reserved Shares.  The Corporation will at all times reserve and
               ---------------
keep available out of its authorized Voting Common a sufficient number of shares of Voting Stock to issue upon conversion of any shares of "Series A. Preferred" (as defined herein) or indebtedness of the Corporation that is outstanding from time to time that is convertible into Voting Common to satisfy the Corporation's obligations to issue Voting Common upon any such conversions.

          8.   Definitions.  As used herein or in Section V (C) hereof, the
               -----------
following terms have the following respective meanings:


          "Capital Lease Obligation" of the Corporation means the obligation to
           ------------------------
     pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of the Corporation which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of the Corporation in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of the Corporation in accordance with generally accepted accounting principles.

          "Debt" means (without duplication), with respect to the Corporation,
           ----
     whether recourse is to all or a portion of the assets of the Corporation and whether or not contingent, (i) every obligation of the Corporation for money borrowed, (ii) every obligation of the Corporation evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of the Corporation with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Corporation, (iv) every obligation of the Corporation issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith), (v) every Capital Lease Obligation of the Corporation, (vi) all Receivables Sales of the Corporation, together with any obligation of the Corporation to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith, (vii) every obligation under Interest Rate or Currency Protection Agreements of the Corporation and
     (viii) every obligation of the type referred to in clauses (i) through
     (vii) of another Person and all dividends of another Person the payment of which, in either case, the Corporation has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise. The "amount" or "principal amount" of Debt at any time of determination as used herein represented by (a) any contingent Debt, shall be the maximum principal amount hereof, (b) any Debt issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principals, and (c) any Receivables Sale, shall be the amount, if any, in connection with such Receivables Sale for which there is recourse to the seller or any of its Subsidiaries.

               "Guarantee" of the Corporation means any obligation, contingent
                ---------
     or otherwise, of the Corporation guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person (the "Primary
                                                                -------
     Obligor") in any manner, whether directly or indirectly, and including,
     -------
     without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity or other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have the meanings correlative to the foregoing); provided, however, that the Guarantee by the Corporation shall not include endorsements by the Corporation for collection or deposit, in either case, in the ordinary course of business.

          "Incur" means, with respect to any Debt or other obligation of the
           -----
     Corporation, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of the Corporation (and "Incurrence", "Incurred", "Incurable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of the Corporation that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

          "Interest Rate or Currency Protection Agreement" of the Corporation
           ----------------------------------------------
     means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

          "Junior Securities" means any capital stock or other equity securities
           -----------------
     of the Corporation, except for the Series A Preferred (as defined below), Senior Securities and Pari Passu Securities.

          "Liquidation Value" means, in relation to any Share, $1,000,000.
           -----------------

          "Pari Passu Securities" means shares of any series of preferred stock
           ---------------------
     of the Corporation created and authorized in accordance with the Articles of Incorporation of the Corporation, if the terms of such series expressly provide that shares of such series will be "Pari Passu Securities" with respect to the Series A Preferred.

          "Person" means any individual, corporation, partnership, joint
           ------
     venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Receivables" means receivables, chattel paper, instruments, documents
           -----------
     or intangibles evidencing or relating to the right to payment of money.

          "Receivables Sale" of the Corporation means any sale of Receivables of
           ----------------
     the Corporation (pursuant to a purchase facility or otherwise), other than in connection with a disposition of the business operations of the Corporation relating thereto or a disposition of defaulted Receivables for purpose of collection and not as a financing arrangement.

          "Senior Securities" means shares of any series of preferred stock of
           -----------------
     the Corporation created and authorized in accordance with the Articles of Incorporation of the Corporation, if the terms of such other series expressly provide that shares of such series will be "Senior Securities" with respect to the Series A Preferred.

          "Subsidiary" means any corporation of which the shares of outstanding
           ----------
     capital stock possessing the voting power (under ordinary circumstances) in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

     C.   PREFERRED STOCK.
          ---------------

          1.   Generally.  Shares of Preferred Stock may be issued from time to
               ---------
time in one or more series. The Board of Directors of the Corporation without further approval by the shareholders of the Corporation is hereby expressly authorized to determine and alter all rights, preferences, privileges, qualifications, limitations and restrictions of any such series (including, without limitation, voting rights and the limitation and exclusion of voting rights) of Preferred Stock and the number of shares constituting any such series and the designation thereof, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series after the issuance of shares of that series. If the number of shares of any series is so decreased, then the shares constituting such reduction will resume the status that such shares had prior to the adoption of the resolution originally fixing the number of shares of such series. No share of any series of Preferred Stock will be sold or otherwise transferred (with or without consideration) to any individual if such transfer would result in a violation of the Percentage Ownership Limit.

          2.   Voting Rights.  The holders of shares of Preferred Stock shall
               -------------
not be entitled to vote except unless established by the Board of Directors or otherwise required by statute, law, rule or regulation.

          3.   Stock to be Reserved.  The Corporation will at all times reserve
               --------------------
and keep available out of its authorized Preferred Stock, solely for the purpose of paying dividends, such number of shares of Preferred Stock as shall be required to satisfy only dividend requirements.

          4.   Retirement of Shares.  Shares of Preferred Stock that are
               --------------------
redeemed by the Corporation shall be permanently retired and shall not under any circumstances be reissued.

     5.   Series A Convertible Preferred Stock.
          ------------------------------------

          5(a). Designation and Number of Shares.  The Corporation is hereby
                --------------------------------
authorized to issue from time to time a total of 100 shares of Preferred Stock to be designated Series A Convertible Preferred Stock, with $0.001 par value per share, having the preferences, qualifications, rights and privileges set forth herein (the "Series A Preferred"). Capitalized terms used and not otherwise
             ------------------
defined in this Section 5 shall have the meanings set forth in Section B(8) above.

          5(b). Rank.
                ----

                (i)  Priority.  The Series A Preferred will rank with respect to
                    --------
dividend rights and rights on liquidation, winding up and dissolution: (a) senior to the Common Stock and all other Junior Securities; (b) pari passu with all Pari Passu Securities; and (c) junior to all Senior Securities.

                (ii) Distributions.  Any distribution made pursuant to dividend
                     -------------
rights or rights on liquidation, winding up, or dissolution will be made to the holders of the Corporation's securities in accordance with the relative priorities set forth above, and any such distribution will fully satisfy the Corporation's obligations to the holders of a senior security prior to any distribution to the holders of any Junior Security.

          5(c). Dividends.
                ---------

                (i). General Obligation.  When and as declared by the
                     ------------------
Corporation's Board of Directors and to the extent permitted under the FBCA of the State of Florida, and subject to the terms of any Senior Securities, the Corporation will pay preferential dividends to the holders of the Series A Preferred as provided in this Section 5(c)(i). Dividends on each share of the Series A Preferred (a "Share") will accrue on a daily basis at the rate of 18%
                       -----
per annum of the sum of the Liquidation Value thereof from time to time plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Share to and including the first to occur of: (a) the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation; or (b) the date on which such Share is acquired by the Corporation. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

                (ii) Dividend Reference Dates.  To the extent not paid on March
                     ------------------------
31, June 30, September 30 or December 31 of any year, beginning with the first such date after the date of issuance of the Share in question (each a "Dividend
                                                                       --------
Reference Date"), all dividends which have accrued on each Share outstanding
--------------
during the three-month period (or other period, in the case of the first Dividend Reference Date after the date of issuance of such Share) ending upon each such Dividend Reference Date will be accumulated and will remain accumulated and accrue dividends with respect to such Share until paid to the holder thereof.

                (iii) Distribution of Partial Dividend Payments.  If at any time
                      -----------------------------------------
the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred, such payment will be distributed pro rata among the holders thereof based upon the rank and number of Shares held by each such holder.

          5(d). Liquidation.  Subject to the terms of any Senior Securities,
                -----------
upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Series A Preferred will be entitled to be paid, after any required distribution or payment is made upon any Senior Securities, before any distribution or payment is made upon any Junior Securities, and on a pari passu basis (pro rata according to the relative amounts to be paid) with any required distribution or payment to be made upon any Pari Passu Securities, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Series A Preferred will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation the Corporation's assets to be distributed among the holders of the Series A Preferred and any Pari Passu Securities are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 5(d), then the entire assets available to be distributed to the Corporation's shareholders will be distributed pro rata among the holders of Series A Preferred and any Pari Passu Securities based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series A Preferred, and the comparable amount payable to the holders of any Pari Passu Securities, held by each such holder. Neither the consolidation or merger of the Corporation into or with any other entity or entities (whether or not the Corporation is the surviving entity), nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation nor any other form of recapitalization or reorganization affecting the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 5(d).

          5(e). Voting Rights.  Except as otherwise may be required herein or by
                -------------
the FBCA, the holders of the Series A Preferred will not be entitled to notice of any meeting of the shareholders of the Corporation and will not be entitled to vote, together with any other shareholders or as a separate class, on any matter to be voted on by the Corporation's shareholders.

          5(e)  Approval by Series A Preferred.  So long as any Series A
                ------------------------------
Preferred remains outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Series A Preferred, the Corporation will not, nor will it permit any Subsidiary to (i) issue any Senior Securities or Pari Passu

Securities; (ii) redeem, purchase or otherwise acquire directly or indirectly any Pari Passu Securities or Junior Securities; (iii) sell, transfer, assign or dispose of or lease to one or more Affiliates in one or more related series of transactions or take any similar action with respect to a majority of the Corporation's assets; or (iv) directly or indirectly pay or declare any dividend or make any distribution upon any Pari Passu Securities or any Junior Securities.

          5(f). Conversion Rights.  Each share of Series A Preferred shall be
                -----------------
convertible by the holder thereof at any time into a number of shares of voting or nonvoting Common Stock or in any combination thereof as selected by the holder equal to the Liquidation Value of such share plus, without duplication, all accrued and unpaid dividends thereon divided by 25, with such number being subject to such adjustments to account for any increase or decrease in the number of outstanding shares of Common Stock that results from a stock split, stock dividend, combination of shares, merger or other event affecting the number of outstanding shares of Common Stock (the "Conversion Shares"), which conversion shall be effective no later than one business day after a notice of conversion is delivered by the holder thereof to the Corporation.

          5(g). Registration of Transfer.  The Corporation will keep at its
                ------------------------
principal office a register for the registration of Series A Preferred. Upon the surrender of any certificate representing Series A Preferred at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred represented by the surrendered certificate.

          5(h). Replacement.  Upon receipt of evidence reasonably satisfactory
                -----------
to the Corporation (provided that an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Share(s), and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such Series represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

          5(i).  Amendment and Waiver.  No amendment, modification or waiver
                 --------------------
will be binding or effective with respect to any provision of any of Sections 5(a) through 5(i) hereof without the prior written consent of the holders of a majority of the Series A Preferred outstanding at the time such action is taken; provided that no change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of a majority of the Series A Preferred then outstanding.

     D. TRANSFER OF STOCK.
        -----------------

          1.  Transfer Restrictions.  Inasmuch as it is the intention of the
              ---------------------
Corporation and its shareholders that the Corporation satisfy the provisions of the Code relating to qualification of the Corporation as a "real estate investment trust," particularly Section 856(a)(5) of the Code, no holder of any share of any capital stock may transfer any such share or any interest therein to any other individual, firm, corporation, entity or other person if, as a result of such transfer, either (i) beneficial ownership of all shares of all classes of capital stock would be held by less than 100 persons (the "Aggregate
                                                                      ---------
Ownership Limit"), if beneficial ownership of all shares of all classes of
---------------
capital stock was held by 100 or more persons prior to such transfer, or (ii) a violation of the Percentage Ownership Limit would occur.

          2.  Registration of Transfers.  The Corporation will keep at its
              -------------------------
principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock and Preferred Stock. Upon the surrender at such place of any certificate representing shares of any class of capital stock with respect to all of which a transfer would satisfy all requirements of paragraph 1 of this Part D, the Corporation will, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of the class represented by the surrendered certificate, and the Corporation forthwith will cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate (so long as the requirements of this paragraph 2 and paragraph 1 of this Part D are otherwise satisfied with respect to the capital stock represented by such certificate) and will be substantially identical in form to the surrendered certificate. The issuance of new certificates will be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

          3.  Replacement.  Upon receipt of evidence reasonably satisfactory to
              -----------
the Corporation (an affidavit of the registered holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock or Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor then its own agreement will be satisfactory) or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense), execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          4.  Amendment And Waiver. No amendment or waiver of any provision of
              ---------------------
this Part D will be effective without the prior approval of the holders of a majority of the votes entitled to be cast by the holders of Voting Common.

     E. UNAUTHORIZED TRANSFERS.
        ----------------------

          1.  Effect Of Unauthorized Transfers.  Any transfer of any share of
              --------------------------------
any class of capital stock of the Corporation in violation of the Percentage Ownership Limit, the Aggregate Ownership Limit, and/or any other restriction or requirement specified in this Article V (a "Purported Transfer") will be void
                                            ------------------
and of no legal effect. Any Purported Transfer will cause (without action on the part of the Corporation, the transferee (the "Prohibited Transferee"), or
                                                  ---------------------
the transferor) all shares (or interests therein) involved in such Purported Transfer to be transferred to the Corporation, as trustee (in such capacity, the "Trustee") in trust for the exclusive benefit of one or more organizations
 -------
described in Section 501(c)(3) of the Code (the "Charitable Beneficiaries").
                                                 ------------------------
The Trustee will be deemed to own such shares for the benefit of the Charitable Beneficiaries on the day prior to the date of the Purported Transfer. Any dividends or distributions paid by the Corporation to the Purported Transferee prior to discovery of a Purported Transfer, will be disgorged and repaid to the Corporation, as Trustee, by the Prohibited Transferee. Any dividend declared after a Purported Transfer but unpaid will be rescinded as void ab initio with respect to the Prohibited Transferee. Any dividends so disgorged or rescinded will then be paid over to the Trustee and held in trust for the Charitable Beneficiaries. Any vote taken by a Prohibited Transferee prior to the discovery by the Corporation of a Purported Transfer will be rescinded as void ab initio. With respect to the shares involved in the Purported Transfer, the Trustee will be deemed to have an irrevocable proxy to vote such shares for the benefit of the Charitable Beneficiaries.

          2.  Notification Of Proposed Transfers.  In order that the Corporation
              ----------------------------------
may enforce the Aggregate Ownership Limit and the Percentage Ownership Limit, no share of any class or series of capital stock of the Corporation will be transferable by the holder thereof unless, not less than 30 days prior to any such proposed transfer, the holder of any and all shares proposed to be transferred ("Transferred Shares") delivers to the Corporation written notice of
              ------------------
its intention to effect such a transfer.

          3.  Legend.  Each certificate for shares of capital stock of the
              ------
Corporation shall bear substantially the following legend:

     "The shares represented by this certificate are subject to restriction on transfer and ownership for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Code. Subject to certain further restrictions and except as expressly provided in the Corporation's articles of incorporation, as amended, any transfer of any share of capital stock of the Corporation will be void and of no legal effect if such transfer would result in (i) the ownership by five or fewer individuals of more than fifty percent of the aggregate value of all shares of capital stock of the Corporation or (ii) beneficial ownership of all shares of common stock would be held by less than 100 persons. Any shares of capital stock purported to be transferred in violation of these restrictions will be automatically transferred to the Corporation, as trustee, for the benefit of one or more charitable beneficiaries. A copy of the Corporation's articles of incorporation, as amended, including the foregoing restrictions on transfer, will be sent without charge to each shareholder who so requests."

                 ARTICLE VI.  ACTION BY SHAREHOLDERS
                 -----------------------------------

     1.   Shareholder Action by Unanimous Written Consent.  Any action required
          -----------------------------------------------
          or permitted to be taken at an annual or special meeting of the shareholders of the Corporation may be taken without a meeting, without prior notice, and without a vote if the action is taken by written consent of the holders of at least 95% of the outstanding stock of each voting group entitled to vote thereon.

     2.   Record Date.  For the purpose of determining the shareholders for any
          -----------
          purpose other than for determining shareholders entitled to notice of and to vote at an annual or special shareholders meeting, the Board of Directors shall fix a record date, which shall be not more than seventy days before the date written notice of the record date is delivered to the shareholders. If no record date is set by the Board of Directors, the record date shall be determined as follows: for determining shareholders entitled to demand a special meeting, the record date is the date the first such demand is delivered to the Corporation; and for determining shareholders entitled to a share dividend, the record date is the date the Board of Directors authorizes the dividend. For determining shareholders entitled to notice of and to vote at an annual or special shareholders meeting the record date is as of the close of business on the date that is seven days after notice of the record date is first delivered or deemed delivered to the shareholders entitled to notice thereof; provided, however, that no record date shall occur within the last five calendar days of a calendar quarter. When a determination of the shareholders entitled to vote at any meeting has been made, that determination shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date. The Board of Directors shall fix a new record date if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. Notwithstanding anything contained herein to the contrary, irrespective of whether prior action is required by the Board of Directors, the record date for determining shareholders entitled to take action without a meeting is the date a signed written consent is delivered to the Corporation by the holders of at least 95% of the outstanding stock of each voting group entitled to vote thereon.

     3.   Special Shareholder Meetings.  No special meeting of the shareholders
          ----------------------------
          of the Corporation shall occur within the last five calendar days of a calendar quarter.

               ARTICLE VII.  INITIAL REGISTERED OFFICE AND AGENT
               -------------------------------------------------

     The street address of the current registered office of the Corporation is 1200 South Pine Island, Plantation, Florida 33324, and the name of the Corporation's current registered agent at that address is CT Corporation Systems.

                   ARTICLE VIII.  INITIAL BOARD OF DIRECTORS
                   -----------------------------------------

     The Corporation shall have two directors initially. The number of directors may be either increased or diminished from time to time, as provided in the bylaws, but shall never be less than one. The names and street addresses of the initial directors are:

          Name                      Address
          ----                      -------

          Steven R. Day             1549 Ringling Boulevard, Third Floor
                                    Sarasota, Florida 34236

          Robert J. Wolsey          1549 Ringling Boulevard, Third Floor
                                    Sarasota, Florida 34236

                              ARTICLE IX.  BYLAWS
                              -------------------

     The power to adopt, alter, amend or repeal bylaws shall be vested in the Board of Directors and the shareholders, except that the Board of Directors may not amend or repeal any bylaws or article or provision thereof without the affirmative vote of the holders of the outstanding stock of each voting group entitled to vote thereon if the bylaws provide that they or such article or provision is not subject to amendment or repeal by the Board of Directors.

                            ARTICLE X.  AMENDMENTS
                            ----------------------

     The Corporation reserves the right to amend, alter, change or repeal any provision in these Articles of Incorporation in the manner prescribed by law, and all rights conferred on shareholders are subject to this reservation.

                                                  IN WITNESS WHEREOF, the
                                             undersigned has executed these
                                             Amended and Restated Articles of
                                             Incorporation this ___ day of
                                             October, 1999.



                                              ____________________________
                                              Steven R. Day, Secretary

                CERTIFICATE TO AMENDED AND RESTATED ARTICLES OF
                   INCORPORATION OF PINNACLE TOWERS III INC.

     The undersigned, Steven R. Day, Secretary of PINNACLE TOWERS III INC., a Florida corporation (the "Corporation"), does hereby certify as follows:

     1. In accordance with Sections 607.1006 and 607.1007 of the Florida Statutes, the foregoing Amended and Restated Articles of Incorporation were duly adopted by the Board of Directors and by the holders of a majority of the Voting Common and Series A Preferred of the Corporation on October ____, 1999. The number of votes cast for the amendment by the Corporation's shareholders, constitutes a sufficient number of votes to approve the amendment.


     2. The undersigned officer of the Corporation has been duly authorized to submit these Amended and Restated Articles of Incorporation of the Corporation to the Department of State of Florida for filing in accordance with Section 607.1007 of the Florida Statutes.



                                         PINNACLE TOWERS III INC.



                                         By:____________________________
                                            Steven R. Day, Secretary

                                                                       Exhibit C


             COST AND EXPENSE SHARING AND REIMBURSEMENT AGREEMENT
             ----------------------------------------------------


     THIS COST AND EXPENSE SHARING AND REIMBURSEMENT AGREEMENT (this "Agreement") is effective as of the 31st day of August, 1999, by and between PINNACLE TOWERS INC., a Delaware corporation ("PTI") and Pinnacle Towers III Inc., a Florida corporation ("PT3").

     WHEREAS, PT3 owns certain assets which it acquired from PTI; and

     WHEREAS, in connection with the conduct of its business, PT3 considers it necessary or convenient to avail itself of certain of PTI's personnel, facilities and general and administrative overhead, and PTI is willing to make such available to PT3; and

     WHEREAS, PT3 has agreed to reimburse PTI for its allocable share of the cost and expense of such shared personnel, facilities and general and administrative overhead as determined in the manner hereinafter provided;

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the parties agree as follows:

     1. Provision of Shared Costs and Expenses.  During the term of this
        --------------------------------------
Agreement, upon the reasonable request of PT3, PTI will make available to PT3 any of PTI's office and administrative personnel and facilities, consultants and contractors, and general and administrative office overhead and costs, including inter alia office space, record retention, photocopy facilities, facsimile and telephone equipment, sales and marketing support, office supplies, and computer services (collectively, the "Shared Costs and Expenses").

     2. Reimbursement.  PT3 agrees to reimburse PTI for the costs and expenses
        -------------
incurred by PTI on behalf of or for the benefit of PT3 in an amount equal to the sum of the following amounts (the "Reimbursement Amount") determined annually as of the end of each calendar year:

          (a) With respect to any Shared Costs and Expenses directly attributable solely to PT3, an amount equal to the marginal or incremental cost or expense thereof incurred by PTI; and

          (b)   With respect to any Shared Costs and Expenses not described in
     (a) above, the pro rata share of such Shared Costs and Expenses based on the product obtained by multiplying the gross amount of such Shared Costs and Expenses by the quotient obtained by dividing the gross revenues of PT3 for the year by the sum of the gross revenues for the year of both PTI and PT3, or an amount determined on such other reasonable basis as the parties may mutually agree.

The Reimbursement Amount for each calendar year shall be determined no later than three months after the end of such calendar year and payment of the Reimbursement Amount shall be due on or before the April 10/th/ of the year following the end of such calendar year.

     3. Standard of Care.  PTI agrees that it and its personnel shall exercise
        ----------------
the same degree of diligence, care and prudence in connection with matters conducted on behalf of, or provided for the benefit of, PT3 as it exercises matters conducted on its own behalf or provided for its own benefit.

     4. Limitation of Liability.
        -----------------------

          (a) PTI and its Affiliates, and the officers, directors, employees, shareholders, partners, representatives, consultants and agents of PTI and its Affiliates (collectively, "Providing Parties") shall not be liable to the party on whose behalf the Shared Costs and Expenses are incurred, its Affiliates, or to any officer, director, employee, shareholder, partner, representative, consultant or agent of such party or its Affiliates (collectively, "Receiving Parties"), for any liability, cost, damage, expense or loss, including, without limitation, any special, indirect, consequential or punitive damages
     (i) arising or allegedly arising out of any actions or failures to act by any of the Providing Parties with respect to the Shared Costs and Expenses to be provided hereunder, or (ii) as a result of the reliance by any of the Receiving Parties on any advice or data that any of the Providing Parties may provide pursuant to this Agreement; provided, however, that the foregoing shall not apply to limit liability of a party to the extent caused by such party's gross negligence or willful misconduct.

          (b) The Receiving Parties shall indemnify and hold harmless each and every of the Providing Parties from and against any liability, cost, damage, expense or loss (including court costs and reasonable attorneys' fees) which such Providing Parties may sustain or incur by reason of any claim, demand, suit or recovery by any person or entity, directly resulting from acts or omissions committed by the Receiving Party in connection with this Agreement; provided, however, that no person may benefit from the foregoing indemnity in the event of its gross negligence or willful misconduct.

     5.   Term.  The term of this Agreement shall commence as of the date hereof
          ----
and end December 31, 2000, unless earlier terminated effective as of the end of a calendar month by either party upon no less than two months' prior written notice to the other party. The term of this Agreement shall automatically renew for successive periods of one year each unless either party provides to the other party notice in writing that this Agreement will not so renew and such notice is given at least two months prior to the then termination date of this Agreement. In the event this Agreement is terminated prior to the end of a calendar year, the Reimbursement Amount shall be determined as of the effective date of termination based on gross revenues of each party through the date of termination.

     6.   Relationship of the Parties.  In all matters relating to this
          ---------------------------
Agreement, each party hereto shall be solely responsible for the acts of its employees, and employees of one party shall not be considered employees of the other party. No party shall have any right, power or authority to create any obligation, express or implied, on behalf of any other party. Nothing in this Agreement is intended to create or constitute a joint venture or partnership relationship between the parties hereto or persons referred to herein.

     7.   Force Majeure.  PTI shall be excused from performance hereunder for
          -------------
any period and to the extent that it is prevented from performance hereunder, in whole or in part, as a result of delays caused by PT3 or any act of God, war, civil disturbance, court order, strike, labor dispute, law or regulation of any governmental authority, or other cause beyond the reasonable control of PTI. Such nonperformance shall not be a default hereunder. PTI shall take all reasonable actions to resume performance of its obligations hereunder as soon as feasible.

     8.   Amendments and Waiver.  No amendment, waiver or consent with respect
          ---------------------
to any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     9.   Notices. All notices, requests, demands and other communications
          -------
hereunder shall be in writing and shall be, personally delivered or sent by facsimile transmission with confirming copy sent by overnight courier (such as Express Mail, Federal Express, etc.) and a delivery receipt obtained and addressed to the intended recipient as follows:

          If to PTI:

               Pinnacle Towers Inc.
               1549 Ringling Boulevard
               Third Floor
               Sarasota, Florida  34236
               Attention:  Ben Gaboury
               Telephone No.:  (941) 364-8886
               Facsimile No.:  (941) 364-8761

          If to PT3:

               Pinnacle Towers III Inc.
               1549 Ringling Boulevard
               Third Floor
               Sarasota, Florida  34236
               Attention:  Steve Day
               Telephone No.:  (941) 364-8886
               Facsimile No.:  (941) 364-8761

Any party may change its address or add or change parties for receiving notice by written notice given to the others named above. Notices shall be deemed given as of the date of receipt.

     10.  Counterparts.  This Agreement may be executed in counterparts, each
          ------------
of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.  Successors and Assigns; Beneficiaries.  This Agreement shall bind and
          -------------------------------------
inure to the benefit of the parties named herein and their respective successors and assigns. No party may assign any rights, benefits, duties or obligations under this Agreement without the prior written consent of the other party. Except as specifically provided in Section 4, no third party shall be entitled to enforce any provision hereof; and no third party is intended to benefit from this Agreement.

     12.  Entire Agreement.  This Agreement and the documents referred to herein
          ----------------
contain the entire agreement and understanding among the parties with respect to the transactions contemplated hereby and supersede all other agreements, understandings and undertakings among the parties on the subject matter hereof.

     13.  Partial Invalidity.  In the event that any provision of this
          ------------------
Agreement shall be held invalid or unenforceable by any court or competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     14.  Governing Law; Jurisdiction.  This Agreement shall be interpreted in
          ---------------------------
accordance with the substantive laws of the State of Florida applicable to contracts made and to be performed wholly within said State. All disputes, legal actions, suits and proceedings arising out of or relating to this Agreement shall be brought in a federal district or state court located in Tampa, Florida. Each party hereby consents to the jurisdiction of the federal district or state court in Tampa, Florida. Each party hereby irrevocably waives all claims of immunity from jurisdiction and any right to object on the basis that any dispute, action, suit or proceeding brought in the federal district or state court of Tampa, Florida has been brought in an improper or inconvenient venue or forum.

     15.  Disputes.
          ---------

            (a) PTI and PT3 mutually desire that friendly collaboration will develop between themselves. Accordingly, they shall try to resolve in a friendly manner all disagreements and misunderstandings connected with their respective rights and obligations under this Agreement, including any amendments hereof.

            (b) (i) To the extent that any misunderstanding or dispute cannot be resolved agreeably in a friendly manner, the dispute will be mediated by a mutually acceptable mediator to be chosen by PTI and PT3 within forty-five (45) days after written notice by one of the parties demanding mediation. Neither party may unreasonably withhold consent to the selection of a mediator, however, by mutual agreement PTI and PT3 may postpone mediation until each has completed specified but limited discovery with respect to a dispute. The parties may also agree to attempt some other form of alternative dispute resolution ("ADR") in lieu of mediation, including by way of example and without limitation, neutral fact-finding or a mini-trial.

                (ii) Any dispute which the parties cannot resolve through negotiation, mediation or other form of ADR within six months of the date of the initial demand for it by one of the parties may then be submitted to the courts for resolution. The use of any ADR procedures will not be construed under the doctrine of laches, waiver or estoppel to affect adversely the rights of either party. Nothing in this Section 15 will prevent either party from resorting to judicial proceedings if (A) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (B) interim relief from a court is necessary to prevent serious and irreparable injury to one party or to others.

            (c) Each of PT3 and PTI shall bear its costs of mediation or ADR, but PT3 and PTI agree to share the costs of the mediation of ADR equally.


     16.  Authorship.  The parties hereto agree that the terms and language of
          ----------
this Agreement were the result of negotiations between the parties and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against either party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

     17.  Defined Terms.  All capitalized terms not defined herein shall have
          -------------
the meanings ascribed to them in the Asset Purchase Agreement.

     18.  Recitals. The recitals hereto are true and correct and are by this
          ---------
reference incorporated herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              PINNACLE TOWERS INC.


                              _____________________________________
                              Bernard Gaboury, President


                              PINNACLE TOWERS III INC.



                              _____________________________________
                              Steven R. Day, Vice President, Chief
                              Financial Officer and Secretary